Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 28, 2021, relating to the financial statements and financial highlights of Capital Link NextGen Vehicles & Technology ETF, a series of Exchange Traded Concepts Trust, for the year ended November 30, 2020, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Chicago, Illinois

March 29, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 28, 2021, relating to the financial statements and financial highlights of Hull Tactical US ETF, a series of Exchange Traded Concepts Trust, for the year ended November 30, 2020, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Chicago, Illinois

March 29, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 28, 2021, relating to the financial statements and financial highlights of Capital Link NextGen Protocol ETF, a series of Exchange Traded Concepts Trust, for the year ended November 30, 2020, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Chicago, Illinois

March 29, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 28, 2021, relating to the financial statements and financial highlights of 6 Meridian Low Beta Equity Strategy ETF, 6 Meridian Mega Small Cap ETF, 6 Meridian Small Cap Equity ETF, and 6 Meridian Hedged Equity-Index Option Strategy ETF, each a series of Exchange Traded Concepts Trust, for the period ended November 30, 2020, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Chicago, Illinois

March 29, 2021